                          POWER OF ATTORNEY

       Know  all  persons  by  these  presents,  that  the

undersigned  hereby  constitutes  and  appoints  each   of

Russell  C. Deyo, Linda E. King, John A. Papa and  Michael

H.  Ullmann,  signing singly, the undersigned's  true  and

lawful attorney-in-fact to:

 (1)  execute for and on behalf of the undersigned, in  the

     the undersigned's capacity as an officer and/or  director

     of  Johnson & Johnson (the "Company"), Forms 3, 4 and

     5  in accordance with Section 16(a) of the Securities

     Exchange  Act  of 1934 and the rules thereunder  (the

     "Exchange Act") and Forms 144 in accordance with Rule

     144  of  the  Securities Act of 1933 (the "Securities

     Act");

           (2)  do and perform any and all acts for and on

     behalf  of the undersigned which may be necessary  or

     desirable to complete and execute any such Form 3, 4,

     5  and  144 and timely file such form with the United

     States  Securities  and Exchange Commission  and  any

     stock exchange or similar authority; and

          (3)  take any other action of any type whatsoever in

     connection  with the foregoing which, in the opinion

     of  such attorney-in-fact, may be of benefit  to,  in

     the  best  interest of, or legally required  by,  the

     undersigned,  it being understood that the  documents

     executed  by such attorney-in-fact on behalf  of  the

     undersigned pursuant to this Power of Attorney  shall

     be  in  such  form and shall contain such  terms  and

     conditions  as such attorney-in-fact may  approve  in

     such attorney-in-fact's discretion.

      The undersigned hereby grants to each such attorney-

in-fact full power and authority to do and perform any and

every  act  and thing whatsoever requisite, necessary,  or

proper to be done in the exercise of any of the rights and

powers  herein  granted,  as  fully  to  all  intents  and

purposes  as  the  undersigned  might  or  could   do   if

personally  present, with full power  of  substitution  or

revocation, hereby ratifying and confirming all that  such

attorney-in-fact, or such attorney-in-fact's substitute or

substitutes,  shall lawfully do or cause  to  be  done  by

virtue of this power of attorney and the rights and powers

herein  granted.   The undersigned acknowledges  that  the

foregoing  attorneys-in-fact, in serving in such  capacity

at  the request of the undersigned, are not assuming,  nor

is   the   Company  assuming,  any  of  the  undersigned's

responsibilities to comply with Section 16 of the Exchange

Act or Rule 144 of the Securities Act.

     This Power of Attorney shall remain in full force and

effect until the undersigned is no longer required to file

reports  pursuant to Section 16 of the Exchange  Act  with

respect  to the undersigned's holdings of and transactions

in  securities  issued  by  the  Company,  unless  earlier

revoked  by the undersigned in a signed writing  delivered

to the foregoing attorneys-in-fact.

      IN  WITNESS WHEREOF, the undersigned has caused this

Power  of Attorney to be executed as of the date set forth

below.

         /s/ Michael M.E. Johns

                              Name:   Michael M.E. Johns

     Date: April 11, 2005

01/23/2004